UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06330
Morgan Stanley Limited Duration U.S. Government Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: May 31, 2009
Date of reporting period: November 30, 2008

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Limited Duration U.S. Government Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended November 30, 2008

Total Return for the 6 Months Ended November 30, 2008

Morgan Stanley	Barclays Capital
Limited Duration	1-3 Year	Lipper Short
U.S. Government	U.S. Government	U.S. Government
Trust	Bond Index[1]	Funds Index[2]
2.10%	3.62%	0.93%

The Fund’s total return assumes the reinvestment of all distributions. See Performance Summary for standardized performance and benchmark information.

Market Conditions

A series of events that began in early September 2008 sparked a downward spiral in the markets that accelerated at an alarming pace and changed the financial industry’s landscape in ways most would have never imagined.

The turmoil began when it was announced that the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), facing financial disintegration, were being rescued by the government. Market volatility at the time was already elevated as restricted credit and liquidity, the declining housing market, ongoing losses in the financial sector and a slowing economy had led to heightened investor anxiety. When the government did not rescue Lehman Brothers shortly thereafter, forcing the investment bank to file for bankruptcy, investor confidence plummeted. As a result, the markets began to rapidly deteriorate and over the course of just a few weeks, several other large financial institutions were forced into mergers, rescued by the government, or failed altogether.

As the market declined, credit spreads dramatically widened as investors demanded substantial compensation for assuming risk. Banks sharply curtailed lending to both companies and each other, nearly paralyzing the credit markets. In response, government officials took various steps including a $700 billion plan to fortify the precarious financial system. By period end, however, these efforts had seemingly done little to improve investor confidence, which was further undermined by news that the economy had slid into recession.

Performance Analysis

The Morgan Stanley Limited Duration U.S. Government Trust underperformed the Barclays Capital (formerly Lehman Brothers) 1-3 Year U.S. Government Bond Index (“the Index”) and outperformed the Lipper Short U.S. Government Funds Index for the six months ended November 30, 2008.

The primary detractor from the Fund’s performance relative to the Index was an underweight allocation to Treasury securities. The increasingly volatile and risk-averse environment spurred a flight to quality that pushed Treasury yields lower and led these securities to outperform all other fixed income sectors for the period. The Fund’s comparatively smaller weighting in Treasuries kept it from more fully participating in the sector’s rally.

Among non-Treasury holdings, the Fund held a relative overweight to agency mortgage-backed securities, which also dampened relative performance during the period as the troubles originating in the subprime mortgage arena caused spreads on these securities, as well as other mortgage-related products, to widen. However, an underweight to agency debentures relative to the Index benefited performance as spreads on these securities also widened throughout the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 11/30/08++
U.S. Government Agencies & Obligations	40.0%
Mortgage-Backed Securities	30.9
Short-Term Investments	16.5
Collateralized Mortgage Obligations	12.6

LONG-TERM CREDIT ANALYSIS as of 11/30/08
AAA	100%

++ Does not include open long/short futures contracts with an underlying face amount of $132,927,223 with net unrealized depreciation of $2,382,700. Also does not include open swap contracts with net unrealized appreciation of $8,923,510.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments and long-term credit analysis data are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests substantially all of its net assets in securities issued by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury securities and Treasury Inflation Protected Securities. The Fund may invest up to 10 percent of its net assets in mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities, such as collateralized mortgage obligations (CMOs) and prepayment sensitive mortgage derivatives (such as interest only or principal only CMOs). The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to maintain an overall duration of the Fund’s portfolio of three years or less.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington,

DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended November 30, 2008

Symbol	LDTRX
1 Year	4.54%[3]

5 Years	3.09	[3]

10 Years	3.58	[3]

Since Inception (08/13/91)	4.40	[3]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	The Barclays Capital (formerly Lehman Brothers) 1-3 Year U.S. Government Bond Index is a sub-index of the Barclays Capital (formerly Lehman Brothers) U.S. Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Short U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Short U.S. Government Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions. There are no sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/08 – 11/30/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), redemption fees or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			06/01/08 –
	06/01/08	11/30/08	11/30/08
Actual (2.10% return)	$1,000.00	$1,021.00	$3.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.41	$3.70

@	Expenses are equal to the Fund’s annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). If the Fund had borne all its expenses, the annualized expense ratio would have been 0.76%.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s total expense ratio, although higher than the expense peer group average, was acceptable as the management fee was competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the fall-out benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2008 (unaudited)

PRINCIPAL	DESCRIPTION
AMOUNT IN	AND	COUPON
THOUSANDS	MATURITY DATE	RATE		VALUE
	U.S. Government Agencies & Obligations (37.3%)
	Federal Home Loan Bank
$4,000	06/18/10	2.75%		$4,044,176
	Federal Home Loan Mortgage Corp.
5,000	07/12/10	4.125		5,163,490
	Federal National Mortgage Assoc.
5,000	05/15/10	4.125		5,149,755
	U.S. Treasury Notes
4,000	01/31/10	2.125		4,065,004
6,000	08/15/18	4.00		6,542,814
1,450	02/28/11	4.50		1,563,850

	Total U.S. Government Agencies & Obligations (Cost $26,173,470)			26,529,089

	U.S. Government Agencies – Mortgage-Backed Securities (28.8%)
	Federal National Mortgage Assoc. (ARM) (28.3%)
1,856	08/01/33	3.943		1,849,118
3,213	06/01/20	4.018		3,202,525
550	01/01/36	4.412		518,862
552	01/01/36	4.424		521,635
248	03/01/36	4.431		233,372
2,770	12/01/35	4.454		2,792,543
2,423	11/01/35	4.464		2,442,242
3,182	10/01/35	4.475		3,207,558
223	03/01/36	4.504		210,326
181	03/01/36	4.795		171,132
174	05/01/36	4.839		163,952
180	07/01/36	4.852		169,284
254	05/01/36	4.931		239,385
256	07/01/36	4.97		241,806
196	08/01/36	4.975		184,791
124	03/01/36	5.232		119,564
2,107	02/01/36	5.168		2,124,854
181	04/01/35	5.666		181,553
1,498	05/01/36	5.692		1,509,357

				20,083,859

	Federal Home Loan Mortgage Corp. (ARM) (0.5%)
405	05/01/36	5.488		406,254

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $20,795,836)			20,490,113

	Collateralized Mortgage Obligations (11.8%)
	Federal National Mortgage Assoc.
117	2005-27 NA (PAC) 01/25/24	5.50		116,387
691	2006-118 A1 12/25/36	1	.455 (a)	614,022

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

PRINCIPAL	DESCRIPTION
AMOUNT IN	AND	COUPON
THOUSANDS	MATURITY DATE	RATE		VALUE
$1,169	2005-52 PA (PAC) 06/25/35	6.50%		$1,206,727
	Federal Home Loan Mortgage Corp.
1,745	2774 PH (PAC) 07/15/23	2.75		1,742,185
2,213	2754 LG (PAC) 09/15/23	3.00		2,209,415
2,469	3020 MA (PAC) 04/15/27	5.50		2,497,415

	Total Collateralized Mortgage Obligations (Cost $8,353,229)			8,386,151

	Short-Term Investments (15.3%)
	U.S. Government Agency & Obligations (c) (8.2%)
	Federal Home Loan Bank
3,500	01/07/09	0.35		3,498,672
	U.S. Treasury Bills (b)
2,330	01/15/09	0	.005 – 0.72	2,328,931

	Total U.S. Government Agency & Obligations (Cost $5,827,718)			5,827,603

NUMBER OF
SHARES (000)

	Investment Company (d) (7.1%)
5,088	Morgan Stanley Institutional Liquidity Funds-Government Portfolio – Institutional Class (Cost $5,087,543)			5,087,543

	Total Short-Term Investments (Cost $10,915,261)			10,915,146

	Total Investments (Cost $66,237,796) (e) (f)	93.2%		66,320,499
	Other Assets in Excess of Liabilities	6.8		4,852,078

	Net Assets	100.0%		$71,172,577

ARM	Adjustable Rate Mortgage. Interest rate in effect as of November 30, 2008.
PAC	Planned Amortization class.
(a)	Floating rate security, rate shown is the rate in effect at November 30, 2008.
(b)	A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $1,829,875.
(c)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(d)	See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Government Portfolio – Institutional Class.
(e)	Securities have been designated as collateral in an amount equal to $65,717,714 in connection with open futures.
(f)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $487,959 and the aggregate gross unrealized depreciation is $405,256 resulting in net unrealized appreciation of $82,703.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

Futures Contracts Open at November 30, 2008:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
32	Long	U.S. Treasury Notes 10 Year, December 2008	$3,932,500	$239,053
13	Long	U.S. Treasury Notes 2 Year, December 2008	2,838,875	14,596
13	Short	U.S. Treasury Bonds 20 Year, March 2009	(1,657,297)	(18,487)
28	Short	U.S. Treasury Notes 5 Year, December 2008	(3,341,625)	(51,251)
384	Short	U.S. Treasury Notes 5 Year, March 2009	(44,817,001)	(531,986)
665	Short	Swap Futures 5 Year, December 2008	(76,339,925)	(2,034,625)

		Net Unrealized Depreciation		$(2,382,700)

Interest Rate Swap Contracts Open at November 30, 2008:

	NOTIONAL	PAYMENTS	PAYMENTS		UNREALIZED
	AMOUNT	RECEIVED	MADE	TERMINATION	APPRECIATION
COUNTERPARTY	(000’S)	BY FUND	BY FUND	DATE	(DEPRECIATION)
Bank of America, N.A. New York	$120,000	Fixed Rate 4.513%	Floating Rate 2.818%#	June 12, 2013	$9,272,400
Bank of America, N.A. New York ***	98,111	Fixed Rate 4.779	Floating Rate 0.00#	October 10, 2018	4,612,198
Bank of America, N.A. New York	22,270	Floating Rate 4.524#	Fixed Rate 4.243	October 10, 2038	(4,961,088)

		Net Unrealized Appreciation			$8,923,510

#	Floating rate represents USD-3 Months LIBOR.
***	Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Financial Statements

Statement of Assets and Liabilities
November 30, 2008 (unaudited)

Assets:
Investments in securities, at value (cost $61,150,253)	$61,232,956
Investment in affiliate, at value (cost $5,087,543)	5,087,543
Unrealized appreciation on open swap contracts	13,884,598
Cash	1,788,000
Receivable for:
Investments sold	75,728,675
Periodic interest on open swap contracts	2,690,673
Interest	384,208
Principal paydowns	129,144
Dividends from affiliate	47,885
Shares of beneficial interest sold	179
Prepaid expenses and other assets	37,233

Total Assets	161,011,094

Liabilities:
Unrealized depreciation on open swap contracts	4,961,088
Payable for:
Investments sold	73,133,572
Collateral due to brokers	10,242,000
Periodic interest on open swap contracts	886,582
Variation Margin	361,135
Distribution fee	51,514
Investment advisory fee	44,164
Transfer agent fee	22,466
Shares of beneficial interest redeemed	16,757
Administration fee	16,485
Dividends to shareholders	8,501
Accrued expenses and other payables	94,253

Total Liabilities	89,838,517

Net Assets	$71,172,577

Composition of Net Assets:
Paid-in-capital	$147,675,161
Net unrealized appreciation	6,623,513
Dividends in excess of net investment income	(730,043)
Accumulated net realized loss	(82,396,054)

Net Assets	$71,172,577

Net Asset Value Per Share
7,635,121 shares outstanding (unlimited shares authorized of $.01 par value)	$9.32

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Financial Statements continued

Statement of Operations
For the six months ended November 30, 2008 (unaudited)

Net Investment Income:
Income
Interest	$5,787,675
Dividends from affiliate	845,466

Total Income	6,633,141

Expenses
Investment advisory fee	480,191
Distribution fee	444,622
Transfer agent fees and expenses	173,006
Administration fee	142,279
Professional fees	33,918
Shareholder reports and notices	32,647
Registration fees	12,811
Trustees’ fees and expenses	5,548
Custodian fees	5,136
Other	19,520

Total Expenses	1,349,678
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(53,631)

Net Expenses	1,296,047

Net Investment Income	5,337,094

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(1,315,057)
Futures contracts	(2,403,814)
Swap contracts	949,641

Net Realized Loss	(2,769,230)

Change in Unrealized Appreciation/Depreciation on:
Investments	(3,035,716)
Futures contracts	(1,355,086)
Swap contracts	8,923,510

Net Change in Unrealized Appreciation/Depreciation	4,532,708

Net Gain	1,763,478

Net Increase	$7,100,572

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	NOVEMBER 30, 2008	MAY 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,337,094	$13,514,109
Net realized gain (loss)	(2,769,230)	6,523,271
Net change in unrealized appreciation/depreciation	4,532,708	3,068,001

Net Increase	7,100,572	23,105,381
Dividends to shareholders from net investment income	(5,537,537)	(13,614,954)

Net increase (decrease) from transactions in shares of beneficial interest	(299,732,709)	4,024,652

Net Increase (Decrease)	(298,169,674)	13,515,079
Net Assets:
Beginning of period	369,342,251	355,827,172

End of Period (Including dividends in excess of net investment income of $730,043 and $529,600, respectively)	$71,172,577	$369,342,251

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Limited Duration U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek current income, preservation of principal and liquidity. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The Fund will assess a 2% redemption fee, which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees have approved the elimination of redemption fees effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees; (4) futures are valued at the latest sale price published by the commodities exchange on which they trade; (5) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on November 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended May 31, 2008, remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser, an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.27% to the portion of the daily net assets not exceeding $1 billion and 0.25% to the portion of the daily net assets in excess of $1 billion.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
3. Plan of Distribution
Pursuant to a Shareholder Service Plan (the “Plan”), the Fund may pay the Distributor as compensation for the provision of services to shareholders a service fee up to the rate of 0.25% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended November 30, 2008, the distribution fee was accrued at the annual rate of 0.25%.
4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds-Government Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Government Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds-Government Portfolio — Institutional Class. For the six months ended November 30, 2008, advisory fees paid were reduced by $53,631 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds-Government Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $845,466 for the six months ended November 30, 2008. During the six months ended November 30, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds-Government Portfolio — Institutional Class aggregated $415,403,270 and $464,732,062, respectively.

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities for the six months ended November 30, 2008, aggregated $188,248,182 and $412,178,884, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended November 30, 2008, included in Trustees’ fees and expenses in the Statement of Operations amounted to $2,654. At November 30, 2008, the Fund had an accrued pension liability of $56,360 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
5. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.
6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR
	NOVEMBER 30, 2008		ENDED
	(unaudited)		MAY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	6,945,900	$64,362,831	8,700,775	$80,560,906
Reinvestment of dividends	600,703	5,565,694	1,222,928	11,256,941

	7,546,603	69,928,525	9,923,703	91,817,847
Redeemed	(39,821,150)	(369,661,234)	(9,532,252)	(87,793,195)

Net increase (decrease)	(32,274,547)	$(299,732,709)	391,451	$4,024,652

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2008, the Fund had temporary book/tax differences primarily attributable to book amortization of premium on debt securities, capital loss deferrals on straddles, mark-to-market of open futures contracts and dividend payable.
8. Purposes of and Risks Relating to Certain Financial Instruments
To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts (“futures contracts”). These Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may invest in mortgage securities including securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by subprime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

9. Fair Valuation Measurements
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT NOVEMBER 30, 2008 USING
		QUOTED PRICE IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$66,320,499	$5,087,543	$61,232,956	—
Other Financial Instruments*	6,540,810	(2,382,700)	8,923,510	—

Total	$72,861,309	$2,704,843	$70,156,466	—

*	Other financial instruments include futures and swap contracts.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

10. Accounting Pronouncement
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Fund’s financial statements has not yet been determined.

Morgan Stanley Limited Duration U.S. Government Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED MAY 31,
	NOVEMBER 30, 2008		2008	2007	2006	2005	2004
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.25		$9.00	$8.99	$9.15	$9.44	$9.86

Income (loss) from investment operations:
Net investment income	0.06		0.36	0.33	0.20	0.03	0.03
Net realized and unrealized gain (loss)	0.15		0.25	0.02	(0.07)	0.07	(0.01)

Total income from investment operations	0.21		0.61	0.35	0.13	0.10	0.02

Less dividends from net investment income	(0.14)		(0.36)	(0.34)	(0.29)	(0.39)	(0.44)

Net asset value, end of period	$9.32		$9.25	$9.00	$8.99	$9.15	$9.44

Total Return(1)	2.10%(4)		6.87%	3.93%	1.42%	1.07%	0.18%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.73%(2	)(3)	0.78%(2)	0.88%	0.83%	0.82%	0.71%
Net investment income	3.00%(2	)(3)	3.88%(2)	3.66%	2.63%	1.31%	1.08%
Supplemental Data:
Net assets, end of period, in thousands.	$71,173		$369,342	$355,827	$537,675	$662,015	$826,238
Portfolio turnover rate	74%(4)		27%	64%	133%	47%	71%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class during the period. The rebate had an effect of 0.03% for the period ended November 30, 2008 and an effect of less than 0.005% for the period ended May 31, 2008.
(3)	Annualized.
(4)	Not annualized.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time your return to one of our sites, and help to improve our sites’

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Limited Duration U.S.
Government Trust

Semiannual
Report
November 30, 2008

MSLSAN
IU09-00076P-Y11/08

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Limited Duration U.S. Government Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
January 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
January 20, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 20, 2009

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